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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 16, 2005

                             BROOKS AUTOMATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 0-25434                               04-3040660
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        (Commission File Number)          (I.R.S. Employer Identification No.)

           15 Elizabeth Drive, Chelmsford, MA                   01824
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        (Address of Principal Executive Offices)              (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Election of a Director

On November 16, 2005, the Board of Directors of Brooks Automation, Inc. (the "Company"), upon the recommendation of the Nominating and Governance Committee of the Board of Directors, elected Krishna G. Palepu as a director of the Company. It is expected that Mr. Palepu will be appointed to serve on the Nominating and Governance Committee of the Board of Directors at a future Board meeting. A copy of a press release issued by the Company announcing the election of Mr. Palepu as a director of the Company is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.

     Exhibit
     Number     Description
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      99.1      Press release dated November 17, 2005 of Brooks Automation, Inc.
                announcing the election of Krishna G. Palepu as a director.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2005                    BROOKS AUTOMATION, INC.


                                            By:  /s/ Robert W. Woodbury, Jr.
                                                 -------------------------------
                                                 Robert W. Woodbury, Jr.,
                                                 Senior Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number        Description
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 99.1         Press release dated November 17, 2005 of Brooks Automation, Inc.
              (the "Company") announcing the election of Krishna G. Palepu as a director.